SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  May 19, 1998


                             MTX INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                     0-10944                84-0729290
----------------------------     ------------            -----------------
(State of other jurisdiction     (Commission            (I.R.S. Employer
 of incorporation)                File Number)           Identification No.)


7901 East Belleview Ave., Suite 50, Englewood, Colorado             80111-6010
-------------------------------------------------------            -----------
(Address of principal executive offices)                            (Zip Code)


Registrants telephone number, including area code:  (303) 770-9840

Item 5.  Other Events.

     The Registrant previously reported that, on February 13, 1998, the Registrant and an unaffiliated third party company had entered into a Memorandum of Understanding setting forth the mutual understanding of the Registrant and the third party company to enter into a merger transaction, pursuant to which the third party company would merge with and into the Registrant. The third party has withdrawn from the proposed transaction and, as a consequence, no merger with such third party will be consummated. The Registrant currently has no assets, business, or employees (including executive officers).


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MTX International, Inc.
                                        (Registrant)

                                        /s/ Gary Williams
May 19, 1998                            -----------------------
--------------                          (Signature)
                                        Gary Williams, Secretary and Director







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